                                                                   EXHIBIT 10.48

                                [FORM OF WAIVER]


                           WAIVER dated as of April 10, 1998 (this "WAIVER"), to
                    the Credit Agreement (the "CREDIT AGREEMENT") dated as of October 19, 1995, as amended and restated as of March 19, 1997, among UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation (the "BORROWER"), the other Credit Parties referred to therein, the Lenders referred to therein (the
                    "LENDERS"), the fronting banks referred to therein (the "FRONTING BANKS"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT ") and as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Lenders.

                  UCAR and the Borrower have provided the Lenders with a Confidential Memorandum dated March 31, 1998, a supplement thereto dated April 9, 1998, and the attachments to each of them (collectively the "MEMORANDUM") and have requested that the Required Lenders agree to provide the waivers set forth in paragraphs (a) and (b) of Section 1 below and, without waiving any other right under or provision of the Credit Agreement, and without being deemed to have agreed that no material adverse change has occurred or that no Material Adverse Effect exists or could reasonably be expected to occur as a result of the matters disclosed in the Memorandum (the "DISCLOSED MATTERS"), permit the funding of Revolving Borrowings on Monday, April 13, 1998, in an aggregate amount not to exceed $35,000,000. The Required Lenders are willing to agree to such requests, on the terms and subject to the conditions set forth below. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. WAIVERS AND AGREEMENTS. (a) On the basis of the information set forth in the Memorandum and the representations, warranties and covenants of UCAR, the Borrower and the other Credit Parties contained herein, the Required Lenders hereby waive any breach of the requirements of Section 5.01(b) of the Credit Agreement insofar as such requirements may have been breached prior to March 13, 1998, in connection with the Disclosed Matters, PROVIDED that the foregoing waiver shall not be effective for purposes of any additional Borrowing or other extension of credit (other than the Borrowing referred to in paragraph (c) below) that may be requested under the Credit Agreement and shall cease to be effective upon the earliest to occur of (i) July 10, 1999, (ii) the first date after the date hereof upon which any Event of Default shall occur and (iii) any date on which the Required Lenders shall notify the Borrower in writing that there has been in their judgment a material adverse change in the assets, business, properties, financial condition, results of operations or prospects of UCAR, the Borrower and the Subsidiaries, taken as a whole, since December 31, 1997, after giving effect as of December 31, 1997, to the non-recurring charge of $340,000,000 in respect of the Disclosed Matters and the related disclosure (a copy of which is attached as Exhibit A hereto) to be included in the Borrower's Annual Report on Form 10-K to the Securities and Exchange Commission for the fiscal year ended December 31, 1997.

                  (b) On the basis of the information set forth in the Memorandum and the representations, warranties and covenants of UCAR, the Borrower and the other Credit Parties contained herein, the Required Lenders hereby waive the requirement of Section 5.04(a) of the Credit Agreement that the financial statements for the fiscal year ended December 31, 1997, be delivered within 90 days after such date, PROVIDED that such financial statements are delivered promptly after the effectiveness of this Waiver and are not qualified in any material respect.



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                  (c)  On  the  basis  of  the  information  set  forth  in  the
Memorandum and the representations, warranties and covenants of UCAR, the Borrower and the other Credit Parties contained herein, the Required Lenders hereby agree, without waiving any other right under or provision of the Credit Agreement, and without being deemed to have agreed that no material adverse change has occurred or that no Material Adverse Effect exists or could reasonably be expected to occur as a result of the Disclosed Matters, to permit the funding of Revolving Borrowings on Monday, April 13, 1998, in an aggregate amount not to exceed $35,000,000, subject only to the satisfaction on such date of the conditions to borrowing set forth in Section 4.01 of the Credit Agreement for Revolving Borrowings, except insofar as satisfaction of any such condition is not satisfied solely as a result of the Disclosed Matters and except that the condition set forth in Section 4.01(d) of the Credit Agreement shall be deemed to have been satisfied if such Revolving Borrowings are permitted to be incurred under the Senior Subordinated Indenture and the conditions set forth in clauses
(ii) and (iii) of such Section 4.01(d) are satisfied.

                  (d) In connection with and as an inducement to the Required Lenders to provide this Waiver, each of UCAR, the Borrower and the Credit Parties agrees within 30 days after the date hereof (i) to grant to the Collateral Agent, for the ratable benefit of the Lenders and the other Secured Parties, as security for the Secured Obligations, first priority perfected security interests in substantially all the assets of UCAR, the Borrower and the domestic Subsidiaries and (ii) to grant, or to cause each applicable foreign Subsidiary to grant, to the extent legally permitted, to each Local Facility Lender to which such person is legally permitted to grant collateral (or to the applicable collateral agent for the benefit of any such Local Facility Lender), first priority perfected security interests in substantially all the assets of the foreign Subsidiaries. Each document delivered pursuant to this paragraph shall constitute a Loan Document and a Security Document for all purposes of the Credit Agreement and shall in the case of each document delivered pursuant to clause (ii) in addition constitute a Local Facility Loan Document for all purposes of the Credit Agreement and a Loan Document and a Security Document for all purposes of each Local Facility Credit Agreement the Lenders under which benefit from the rights granted under such documents.

                  (e)  Effective  immediately  upon  the  effectiveness  of this
Waiver:

                  (i) the definition of "EBITDA" contained in the Credit Agreement shall be amended by adding at the end thereof the following phrase:

                  "and, solely for purposes of Sections 2.05 and 2.06, MINUS, without duplication, the aggregate amount for such period of
                  (A) all costs actually paid or otherwise realized in such period in respect of the Disclosed Matters (as defined in the Waiver dated as of April 10, 1998, under this Agreement), whether paid or realized in the form of cash payments, rebates or discounts or by means of other arrangements for providing refunds or other similar payment or pricing adjustments or for providing any goods or services at a lower cost than would apply if not paid or realized in respect of the Disclosed Matters, or under any agreement or undertaking to provide any of the foregoing, and (B) any reduction of any reserve or charge taken in connection with the Disclosed Matters arising in connection with an actual cost"; and

                  (ii) Schedule A to the Credit Agreement shall be amended by adding a Level A which shall apply when the Leverage Ratio is greater than 3.0; Level A shall be the same as Level I except that the LIBOR Margin and L/C Participation Fee thereunder shall be 1.500%. After such amendment, Level I shall apply when the Leverage Ratio is greater than
         2.5 but less than or equal to 3.0.


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                  SECTION 2. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Waiver, each of UCAR, the Borrower and the other Credit Parties represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Effective Date (as defined below):

                  (a) Except as qualified by the Disclosed Matters, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date;

                  (b) Except as qualified by the Disclosed Matters, no Default or Event of Default has occurred and is continuing; and

                  (c) The written information, reports, financial statements, exhibits and schedules furnished by or on behalf of UCAR, the Borrower or any of the Subsidiaries to the Administrative Agent or any Lender in connection with this Waiver or included herein or delivered pursuant hereto (including the Memorandum), when taken as a whole, did not contain, and as they may be amended, supplemented or modified from time to time, will not contain, any material misstatement of fact and did not omit, and as they may be amended, supplemented or modified from time to time, will not omit, to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. This Waiver shall become effective on the date (the "EFFECTIVE DATE") that the Administrative Agent shall have received counterparts of this Waiver that, when taken together, bear the signatures of UCAR, the Borrower and the Required Lenders.

         SECTION 4. EFFECT OF WAIVER. (a) Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  (b) Neither this Waiver nor the request of UCAR and the Borrower that the Required Lenders grant this Waiver shall be deemed to constitute an admission of any breach by UCAR, the Borrower or any Subsidiary of any applicable law.



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         SECTION 5.  COUNTERPARTS.  This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Waiver by facsimile
transmission   shall  be  as  effective  as  delivery  of  a  manually  executed counterpart hereof.

         SECTION 6.  APPLICABLE LAW. THIS   WAIVER  SHALL  BE  GOVERNED BY,  AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. HEADINGS. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 8. LOAN DOCUMENT. This Waiver shall for all purposes be a Loan Document under the Credit Agreement. For purposes of Article VII of the Credit Agreement, any default by UCAR, the Borrower or any Subsidiary under this Waiver shall be an immediate Event of Default under paragraph (d) of such Article VII.


         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                       UCAR INTERNATIONAL INC.,

                                       by
                                          --------------------------------------
                                       Name:
                                       Title:


                                       UCAR GLOBAL ENTERPRISES INC.,

                                       by
                                          --------------------------------------
                                       Name:
                                       Title:


                                       UCAR HOLDINGS S.A.,

                                       by
                                          --------------------------------------
                                       Name:
                                       Title:



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                                        UCAR S.p.A.,


                                        by
                                           -------------------------------------
                                        Name:
                                        Title:


                                        UCAR ELECTRODOS, S.L.,

                                        by
                                           -------------------------------------
                                        Name:
                                        Title:


                                        UCAR INC.,

                                        by
                                           -------------------------------------
                                        Name:
                                        Title:


                                        UCAR MEXICANA S.A. de C.V.,

                                        by
                                           -------------------------------------
                                         Name:
                                         Title:


                                        THE CHASE MANHATTAN BANK,
                                        individually and as Fronting Bank,
                                        Administrative Agent and Collateral
                                        Agent,


                                        by
                                           -------------------------------------
                                        Name:
                                        Title:


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                                        ----------------------------------------
                                        Name of Lender

                                           by
                                             -----------------------------------
                                              Name:
                                              Title: